Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. REDACTED INFORMATION IS INDICATED BY [****].

SECOND AMENDMENT

TO

CONTRACT FOR SALE AND PURCHASE

This SECOND AMENDMENT FOR SALE AND PURCHASE (this “Second Amendment”) dated effective September 10, 2021, is made by and between CRISP39 – 3 LLC, a Florida limited liability company, CRISP39 – 4 LLC, a Florida limited liability company, CRISP39 – 6 LLC, a Florida limited liability company, CRISP39 – 7 LLC, a Florida limited liability company, and CRISP39 – 8 LLC, a Florida limited liability company (collectively, “Seller”), and TIMBERLINE ACQUISITION PARTNERS, LLC, a Texas limited liability company (“Buyer”).

RECITALS

A.Pursuant to that certain Contract for Sale and Purchase, dated effective as of June 23, 2021, between Buyer and Seller, and amended by First Amendment to Contract for Sale and Purchase dated July 30, 2021, between Buyer and Seller (as amended, the “Purchase Agreement”), Buyer agreed to purchase and Seller agreed to sell the Portfolio (as defined in the Purchase Agreement); and

B.Seller and Buyer now desire to amend the Purchase Agreement to include as if originally therein set forth, the terms and conditions set forth in this Second Amendment;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Buyer do hereby agree that the Purchase Agreement is hereby amended as follows:

1.Capitalized Terms. Capitalized terms used but not defined in this Second Amendment shall have their respective meanings as set forth in the Purchase Agreement.
2.Inspection Period.  Buyer and Seller hereby agree that the defined term “Inspection Period” set forth in Section 4 of the Purchase Agreement shall be revised to be the period commencing on the Effective Date and expiring on [****].
3.Closing Date.  Buyer and Seller hereby agree that the first sentence of Section 9 of the Purchase Agreement shall be deleted and replaced with the following:

This Contract shall be closed and the closing documents delivered on [****] (the “Closing”), unless modified by other provisions of this Contract; provided, however, Buyer may, in Buyer’s sole discretion, extend the Closing for a period of up to [****] days upon providing Seller prior written notice of Buyer’s election to extend the Closing, whereby the Purchase Price shall be increased by [****] per each day which Buyer extends the Closing pursuant to this Paragraph 9.

4.Site 320a.  Buyer and Seller acknowledge that a portion of the Property identified in the Purchase Agreement as Site 320a has been sold by Seller pursuant to a Contract for Sale and Purchase between CRISP39 – 8 LLC and [****] for a purchase price of Eight Hundred Twenty-Five Thousand Dollars ($825,000.00) (the “320a Purchase Price”).  Buyer and Seller agree that Site 320a is no longer a part of the Portfolio, and further agree that the Purchase Price shall now be Sixty-Six Million One Hundred Seventy-Five Thousand Dollars ($66,175,000.00), which takes into account a reduction of the Purchase Price by the 320a Purchase Price.
5.Incorporation by Reference. This Second Amendment is deemed part of the Purchase Agreement, including and subject to all of its provisions incorporated by reference as if herein set forth.
6. Counterparts.  This Second Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g. www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
7.Miscellaneous. This Second Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Except as modified herein, all terms and conditions of the Purchase Agreement are hereby ratified and confirmed by Buyer and Seller and are in full force and effect. In the event of any conflict between the terms and conditions of the Purchase Agreement and this Second Amendment, this Second Amendment shall govern.

[SIGNATURE PAGES FOLLOWS]

IN WITNESS WHEREOF, the parties shave caused this Second Amendment to be duly executed to be effective as of the Effective Date.

“SELLER”

CRISP39 - 3 LLC,
a Florida limited liability company

By:	Crisp39 SPV LLC,
a Florida limited liability company, its sole member

By:	CTO TRS Crisp39 LLC,
a Delaware limited liability company,
its Manager

By:	CTO Realty Growth, Inc. (f/k/a
Consolidated-Tomoka Land Co.),
a Maryland corporation,
its sole member

By:	/s/ John P. Albright
Name:	John P. Albright
Title:	President and Chief Executive Officer

Date: August 10, 2021

[Signature Page to Second Amendment to Contract for Sale and Purchase]

CRISP39 - 4 LLC,
a Florida limited liability company

By:	Crisp39 SPV LLC,
a Florida limited liability company,
its sole member

By:	CTO TRS Crisp39 LLC,
a Delaware limited liability company,
its Manager

By:	CTO Realty Growth, Inc. (f/k/a
Consolidated-Tomoka Land Co.),
a Maryland corporation,
its sole member

By:	/s/ John P. Albright
Name:	John P. Albright
Title:	President and Chief Executive Officer

Date: September 10, 2021

[Signature Page to Second Amendment to Contract for Sale and Purchase]

CRISP39 - 6 LLC,
a Florida limited liability company

By:	Crisp39 SPV LLC,
a Florida limited liability company,
its sole member

By:	CTO TRS Crisp39 LLC,
a Delaware limited liability company,
its Manager

By:	CTO Realty Growth, Inc. (f/k/a
Consolidated-Tomoka Land Co.),
a Maryland corporation,
its sole member

By:	/s/ John P. Albright
Name:	John P. Albright
Title:	President and Chief Executive Officer

Date: September 10, 2021

CRISP39 - 7 LLC,
a Florida limited liability company

By:	Crisp39 SPV LLC,
a Florida limited liability company,
its sole member

By:	CTO TRS Crisp39 LLC,
a Delaware limited liability company,
its Manager

By:	CTO Realty Growth, Inc. (f/k/a
Consolidated-Tomoka Land Co.),
a Maryland corporation,
its sole member

By:	/s/ John P. Albright
Name:	John P. Albright
Title:	President and Chief Executive Officer

Date: September 10, 2021

[Signature Page to Second Amendment to Contract for Sale and Purchase]

CRISP39 - 8 LLC,
a Florida limited liability company

By:	Crisp39 SPV LLC,
a Florida limited liability company,
its sole member

By:	CTO TRS Crisp39 LLC,
a Delaware limited liability company,
its Manager

By:	CTO Realty Growth, Inc. (f/k/a
Consolidated-Tomoka Land Co.),
a Maryland corporation,
its sole member

By:	/s/ John P. Albright
Name:	John P. Albright
Title:	President and Chief Executive Officer

Date: September 10, 2021

[Signature Page to Second Amendment to Contract for Sale and Purchase]

“BUYER”
TIMBERLINE ACQUISITION PARTNERS, LLC, a Texas limited liability company [****] Date: September 10, 2021

[Signature Page to Second Amendment to Contract for Sale and Purchase]

“LHC14”
LHC14 OLD DELAND LLC, a Delaware limited liability company By: /s/ John P. Albright Name: John P. Albright Title: President and Chief Executive Officer Date: September 10, 2021

[Signature Page to Second Amendment to Contract for Sale and Purchase]